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                                                                DRAFT:  11/30/98

                               [2,250,000] COMMON UNITS
                        REPRESENTING LIMITED PARTNER INTERESTS

                             CROWN PACIFIC PARTNERS, L.P.


                                UNDERWRITING AGREEMENT





PaineWebber Incorporated                                       December __, 1998
Salomon Smith Barney Inc.
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:

     Crown Pacific Partners, L.P., a Delaware limited partnership (the "Partnership"), proposes to sell common units representing limited partner interests in the Partnership (the "Common Units") in an aggregate amount of [2,250,000] Common Units (the "Firm Units") to you (the "Underwriters"). The Partnership has also agreed to grant to the Underwriters an option (the "Option") to purchase up to an additional ______ Common Units (the "Option Units") on the terms and for the purposes set forth in Section 1(b). The Firm Units and the Option Units are hereinafter referred to as the "Units."

     The initial public offering price per Common Unit for the Units and the purchase price per Common Unit for the Units to be paid by the Underwriters shall be agreed upon by the Partnership and the Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication among the Partnership and the Underwriters and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Units will be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and, unless the context otherwise indicates, all references contained herein to "this Agreement" and to the phrase "herein" shall be deemed to include, the Price Determination Agreement.


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     Crown Pacific Management Limited Partnership, a Delaware limited partnership (the "Managing General Partner"), is the managing general partner of the Partnership and the sole general partner of Crown Pacific Limited Partnership (the "Operating Partnership"), and Crown Pacific, Ltd., an Oregon corporation (the "Special General Partner" and, with the Managing General Partner, the "General Partners"), is the special general partner of the Partnership. The Partnership, the Operating Partnership and the General Partners are collectively referred to herein as the "Crown Entities." The Crown Entities confirm as follows their agreements with the Underwriters:

     1.   AGREEMENT TO SELL AND PURCHASE.

          (a) On the basis of the representations, warranties and agreements of the Crown Entities herein contained and subject to all the terms and conditions of this Agreement, the Partnership agrees to sell to the Underwriters, and the Underwriters agrees to purchase from the Partnership, at the purchase price per Common Unit to be agreed upon by the Underwriters and the Partnership in accordance with Section 1(c) hereof and set forth in the Price Determination Agreement, the Firm Units.

          (b) Subject to all the terms and conditions of this Agreement, the Partnership grants the Option to the Underwriters to purchase up to _______ Option Units from the Partnership at the same price per Common Unit as the Underwriters shall pay for the Firm Units. The Option may be exercised only to cover over-allotments in the sale of the Firm Units by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date hereof, upon written or telegraphic notice (the "Option Units Notice") by the Underwriters to the Partnership no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Units Notice (the "Option Closing Date") setting forth the aggregate number of Option Units to be purchased and the time and date for such purchase. On the Option Closing Date, the Partnership will issue and sell to the Underwriters, and the Underwriters will purchase, the number of Option Units set forth in the Option Units Notice.

          (c) The initial public offering price per Common Unit for the Firm Units and the purchase price per Common Unit for the Firm Units to be paid by the Underwriters shall be agreed upon and set forth in the Price Determination Agreement, which shall be dated the date hereof.

     2. DELIVERY AND PAYMENT. Delivery of the Units shall be made by causing The Depository Trust Company to credit the Units to the account of the Partnership, against payment of the purchase price by wire transfer of Federal Funds or similar same day funds to an account designated in writing by the Partnership to the Underwriters at least one business day prior to the Closing Date (as hereinafter defined). Such payment shall be made at 10:00 a.m., New York City time, on the third business day (or fourth business day, if the Price Determination Agreement is executed after 4:30 p.m.) after the date on which the first bona fide offering of the Units to the public is made by the Underwriters or at such time on such other date, not later than ten business days after


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such date, as may be agreed upon by the Partnership and the Underwriters (such date is hereinafter referred to as the "Closing Date").

     To the extent the Option is exercised, delivery of the Option Units against payment by the Underwriters (in the manner specified above) will take place at the offices specified above for the Closing Date at the time and date (which may be the Closing Date) specified in the Option Units Notice.

     The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Units by the Partnership to the Underwriters shall be borne by the Partnership. The Partnership will pay and save the Underwriters and any subsequent holder of the Units harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to the Underwriters of the Firm Units and Option Units.

     3. REPRESENTATIONS AND WARRANTIES OF THE CROWN ENTITIES. Each of the Crown Entities, jointly and severally, represents, warrants and covenants to the Underwriters that:

          (a) The Partnership meets the requirements for use of Form S-3 and a registration statement (Registration No. 333-27269) on Form S-3 relating to the Units (and such amendments to such registration statement as may have been required to the date of this Agreement) has been prepared by the Partnership in accordance with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. Such registration statement has been declared effective by the Commission. Copies of such registration statement and amendments have been delivered to the Underwriters. The term "Registration Statement" means the registration statement, including all financial statements and exhibits and all documents incorporated or deemed incorporated therein by reference, as from time to time amended or supplemented pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Rule 430A and Rule 434 of the Rules and Regulations, or otherwise, and any registration statement filed under Rule 462 of the Rules and Regulations as such registration statement may be amended from time to time. The term "Prospectus" means the prospectus constituting a part of the Registration Statement and any amendments or supplements to such prospectus, including without limitation the prospectus supplement filed with the Commission in connection with the proposed sale of Units contemplated by this Agreement (the "Prospectus Supplement"), through the date of such Prospectus Supplement; provided, however, that if any revised prospectus or prospectus supplement, including the Prospectus Supplement, shall be provided to the Underwriters by the Partnership for use in connection with the offering of the Units that differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Partnership with the Commission pursuant to Rule 424(b) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any reference herein to the Registration Statement or the Prospectus shall be deemed to


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refer to and include the documents incorporated by reference therein pursuant to
Item 12 of Form S-3 which were filed under the Exchange Act, on or before the date hereof or are so filed hereafter. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include any such document filed or to be filed under the Exchange Act after the date of the Prospectus, and deemed to be incorporated therein by reference.

          (b) On the date hereof, at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Partnership shall have filed with the Commission any amendment or supplement thereto), including the financial statements included or incorporated by reference in the Prospectus or the Registration Statement, did or will comply, in all material respects, with all applicable provisions of the Act, the Exchange Act, the rules and regulations thereunder (the "Exchange Act Rules and Regulations") and the Rules and Regulations and will contain, in all material respects, all statements required to be stated therein in accordance with the Act, the Exchange Act, the Exchange Act Rules and Regulations and the Rules and Regulations. On the date the Registration Statement was declared effective by the Commission (the "Effective Date") and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In addition, each of the statements made in such documents within the coverage of Rule 175(b) of the Rules and Regulations, including (but not limited to) any statements with respect to future available cash or future cash distributions or the anticipated ratio of taxable income to distributions, was made or will be made by the Partnership or the General Partners, as the case may be, with a reasonable basis and in good faith. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to the Underwriters furnished in writing to the Partnership by the Underwriters specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. For all purposes of this Agreement the only information relating to the Underwriters furnished in writing to the Partnership by the Underwriters specifically for inclusion in the Registration Statement or the Prospectus is (i) the number of Common Units to be purchased by the Underwriters set forth in the section captioned "Underwriting" in the Prospectus Supplement and (ii) the third, fourth and last paragraphs of the section captioned "Underwriting" in the Prospectus Supplement. The Partnership has not distributed any offering material in connection with the offering or sale of the Units other than the Registration Statement and the Prospectus. There is no contract or document required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement


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or to a document incorporated by reference into the Registration Statement which is not described or filed as required.

          (c) The documents which are incorporated by reference in the Registration Statement and the Prospectus or from which information is so incorporated by reference, when they become effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act or the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations; and any documents so filed and incorporated by reference subsequent to the Closing Date shall, when they are filed with the Commission, conform in all material respects with the requirements of the Act and the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations.

          (d) PricewaterhouseCoopers LLP, whose reports are incorporated by reference in the Prospectus, are independent certified public accountants with respect to each of the Crown Entities as required by the Act and the Rules and Regulations. The financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The selected historical financial data of the Crown Entities for the four years ended December 31, 1997 included in the Partnership's Annual Report on Form 10-K for the year ended December 31, 1997 (the "Form 10-K") under the caption "Selected Financial Data" and incorporated by reference in the Registration Statement and the Prospectus are fairly stated in relation to the historical financial statements of the Crown Entities from which they have been derived.

          (e) None of the Crown Entities has sustained since the date of the latest audited financial statements incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood, accident or other calamity, whether or not covered by insurance, or from any labor dispute, or has become a party to or the subject of any material litigation, court or governmental action, investigation, order or decree, in any case otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Prospectus, there has not been any change in the partners' capital, capital stock or long-term debt of the Crown Entities, any material adverse change in the short-term debt of the Crown Entities, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, operations, business, prospects, management, capitalization, financial condition, results of operations or net worth of the Crown Entities, otherwise than as set forth or contemplated in the Prospectus.

          (f) The Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act"), with all necessary partnership power and authority to own or lease its properties and conduct its business, in each case in all material respects as described in the Prospectus, and is


                                          5
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duly qualified or registered as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it make such qualification or registration necessary (except where the failure to so qualify or register could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations or business of the Crown Entities, taken as a whole, or to subject the Partnership or the limited partners of the Partnership to any material liability or disability).

          (g) The Operating Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Act, with all necessary partnership power and authority to own or lease its properties and conduct its business, in each case in all material respects as described in the Prospectus, and is duly qualified or registered as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it make such qualification or registration necessary (except where the failure to so qualify or register could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations or business of such Crown Entities, taken as a whole, or to subject the Operating Partnership or the Partnership to any material liability or disability). Other than the Operating Partnership itself, neither the Partnership nor the Operating Partnership has any "Significant Subsidiaries" as such term is defined under Rule 1-02 of Regulation S-X.

          (h) Each of the Special General Partner, HS Corp. of Oregon ("HS Corp."), CP Acquisition Co. ("CP Acquisition") and CP Air, Inc. ("CP Air") has been duly incorporated and is validly existing in good standing as a corporation under the laws of the State of Oregon; Fremont Timber, Inc. ("Fremont Timber") has been duly incorporated and is validly existing in good standing as a corporation under the laws of the State of Delaware; the Managing General Partner has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Act; each of the Managing General Partner and the Special General Partner has all necessary partnership or corporate power and authority to own or lease its properties and conduct its business and to execute and deliver this Agreement and perform its obligations hereunder and is duly qualified or registered as a foreign limited partnership or foreign corporation for the transaction of business (and, with respect to the Special General Partner, is in good standing) under the laws of each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it make such qualification necessary (except where the failure to so qualify or register could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations or business of the Crown Entities, taken as a whole, or to subject the Partnership or the limited partners of the Partnership to any material liability or disability).

          (i) HS Corp. and Fremont Timber are the sole general partners of the Managing General Partner with 0.3% and 0.7% general partner interests, respectively; such general partner interests are duly authorized by the Second Amended and Restated Agreement of Limited Partnership of the Managing General Partner and were validly issued to each of HS Corp. and Fremont Timber; and, except as provided in the Purchase Rights Agreement dated as of


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December 22, 1994, as amended (the "Purchase Rights Agreement"), among the
Managing General Partner, the Special General Partner, Fremont Investors, Inc., formerly Fremont Group, Inc. ("Fremont"), Bechtel Crown Partners, Fremont Timber, HS Corp., Peter W. Stott ("Stott") and Roger L. Krage ("Krage"), HS Corp. and Fremont Timber own such general partner interests in the Managing General Partner free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Prospectus).

          (j) Fremont Timber, Stott and Krage are the sole limited partners of the Managing General Partner, with 73.9%, 23.2% and 1.9% limited partner interests, respectively; such limited partner interests are duly authorized by the Second Amended and Restated Agreement of Limited Partnership of the Managing General Partner, were validly issued in accordance therewith and are fully paid; and, except as provided in the Purchase Rights Agreement, Stott, Krage and Fremont Timber own their respective limited partner interests in the Managing General Partner free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Prospectus).

          (k) Except as provided in the Purchase Rights Agreement, all of the outstanding capital stock of HS Corp. is owned by Stott and Krage free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Prospectus). All of the outstanding capital stock of the Special General Partner is duly authorized and validly issued and is fully paid and nonassessable and, except as provided in the Purchase Rights Agreement, is owned by Fremont, Stott and Krage, free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Prospectus).

          (l) All of the outstanding capital stock of CP Acquisition is duly authorized, validly issued, fully paid and nonassessable and is owned by CP Air free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Prospectus). All of the outstanding capital stock of CP Air is duly authorized, validly issued, fully paid and nonassessable and is owned by the Partnership free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Prospectus).

          (m) The Managing General Partner and the Special General Partner are the sole general partners of the Partnership with 0.99% and 0.01%, respectively, general partner interests in the Partnership; such general partner interests are duly authorized by the Partnership Agreement, and were validly issued to each General Partner, and, except as provided in the Purchase Rights


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Agreement, the General Partners own such general partner interests free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Prospectus).

          (n) The Managing General Partner is the sole general partner of the Operating Partnership with a 1.0101% general partner interest in the Operating Partnership; such general partner interest is duly authorized by the Agreement of Limited Partnership of the Operating Partnership (the "Operating Partnership Agreement" and, together with the Partnership Agreement, the "Partnership Agreements") and was validly issued to the Managing General Partner; and the Managing General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Prospectus).

          (o) At the Closing Date (as defined in Section 2) after giving effect to the issuance of the Firm Units, the capitalization of the Partnership will consist of _____________ Common Units and 5,773,088 units representing subordinated limited partner interests in the Partnership ("Subordinated Units"), representing a 99% limited partner interest in the Partnership, a 0.99% general partner interest held by the Managing General Partner and a 0.01% general partner interest held by the Special General Partner. All of the outstanding Subordinated Units and Common Units of the Partnership have been duly authorized by the Partnership Agreement, are validly issued and are fully paid and nonassessable (except as nonassessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement -- Limited Liability"); the Units to be issued and sold by the Partnership hereunder and the limited partner interests represented thereby have been duly authorized by the Partnership Agreement and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will have been validly issued and will be fully paid and nonassessable (except as such nonassessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement -- Limited Liability").

          (p) The Partnership and CP Acquisition are the sole limited partners of the Operating Partnership, with limited partner interests of 98.1219% and 0.868%, respectively; such limited partner interests have been duly authorized by the Operating Partnership Agreement, have been validly issued in accordance with the Operating Partnership Agreement and are fully paid and nonassessable (except as such nonassessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement -- Limited Liability"); and the Partnership and CP Acquisition own such limited partner interests in the Operating Partnership free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Prospectus).


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          (q)  Except as described in the Prospectus or pursuant to the Purchase
Rights Agreement, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restrictions upon the voting or transfer of, any limited partner interests or shares in any of the Crown Entities pursuant to any of the Partnership Agreements, any articles or certificates of incorporation or other governing documents or any agreement or other instrument to which any of the Crown Entities is a party or by which any of them may be bound. Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any Units or other securities of the Partnership. The Units, when issued and delivered against payment therefor as provided herein, will conform in all material respects to the description thereof contained in the Prospectus. Except as disclosed in the Prospectus, there are no outstanding options or warrants to purchase any Common Units or Subordinated Units. The Partnership has all requisite power and authority to issue, sell and deliver the Units to be sold by it hereunder, in accordance with and upon the terms and conditions set forth in this Agreement and in the Registration Statement and Prospectus. At the Closing Date and the Option Closing Date, all action required to be taken by the Partnership for the authorization, issuance, sale and delivery of the Units shall have been validly taken.

          (r) This Agreement has been duly authorized, executed and delivered by each of the Crown Entities and constitutes the valid and binding agreement of each such person, enforceable against such persons in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as rights to indemnity and contribution hereunder may be limited by applicable law.

          (s) The Partnership Agreement has been duly authorized, executed and delivered by the General Partners and the limited partners and is a valid and legally binding agreement of the General Partners, enforceable against the General Partners in accordance with its terms; and the Operating Partnership Agreement has been duly authorized, executed and delivered by the parties thereto and is a valid and legally binding agreement of such parties, enforceable against such parties in accordance with its terms; provided that, in each case, the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as rights to indemnity and contribution hereunder may be limited by applicable law.

          (t) Neither the issuance and sale by the Partnership of the Units to be sold by it hereunder, nor the execution, delivery and performance of this Agreement by the Crown Entities which are parties thereto, nor the consummation of the transactions contemplated herein, will (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (or an event which, with notice or lapse of time or both, would constitute such a default), any indenture, mortgage, deed of trust, loan agreement or other material agreement or

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instrument to which any of the Crown Entities is a party or by which any of them is bound or to which any of the property or assets of any of them is subject,
(ii) result in any violation of the provisions of the certificate of incorporation, bylaws, agreement of limited partnership or other governing documents of any of the Crown Entities, (iii) result in the violation of any order of any court or governmental agency or body directed to any of them or any of their properties in a proceeding to which any of them or their property is a party, (iv) result in the violation of any order of any court or governmental agency or body or any law, statute, rule or regulation, the violation of which would have a material adverse effect upon the condition (financial or otherwise), results of operation or business of the Crown Entities or on the purchase and sale of the Units or (v) result in the creation or imposition of any material lien, charge, claim or encumbrance upon any property or asset of the Crown Entities. Except (A) for permits, consents, approvals and similar authorizations required under the Act and the securities or "Blue Sky" laws of certain jurisdictions, (B) for such permits, consents, approvals and authorizations which have been obtained and (C) as set forth or contemplated in the Prospectus, no permit, consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation of the transactions contemplated by this Agreement.

          (u) None of the Crown Entities is in (i) breach or violation of the provisions of its agreement of limited partnership, charter or bylaws or
(ii) default (and no event has occurred which, with notice or lapse of time or both, would constitute such a default) in the due performance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties are subject, which breach, violation or default could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations or business of the Crown Entities, taken as a whole. To the actual knowledge of the Partnership and the General Partners, without independent investigation, no third party to any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its properties are subject is in default under any such agreement.

          (v) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance, sale or delivery of the Units, or suspends the effectiveness of the Registration Statement or suspends the sale of the Units in any jurisdiction referred to in Section 4(d) hereof; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued with respect to the Crown Entities which would prevent or suspend the issuance, sale or delivery of the Units, the effectiveness of the Registration Statement or the use of any Prospectus in any jurisdiction referred to in Section 4(d) hereof; no action, suit or proceeding is pending against or, to the best knowledge of the Partnership and the General Partners, threatened against or affecting any of the Crown Entities before any court or arbitrator or any governmental body, agency or official, domestic or foreign, which, if adversely determined, would materially interfere with or adversely affect the issuance of the Units or the subject matter of this Agreement.

          (w) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which any of the Crown Entities is a party or to which any of their respective properties is the subject which, if determined adversely to such person, would individually or in the aggregate have a material adverse effect on the properties, business, general affairs, management, condition (financial or otherwise), financial position, results of operations or prospects of the Crown Entities, taken as a whole; and, to the best knowledge of the Partnership and the General Partners, no such proceedings are threatened by governmental authorities or threatened by others.

          (x) Each of the Crown Entities has good and marketable title to all real and personal property owned by it, free and clear of all liens, claims, encumbrances and title defects except (i) as described in the Prospectus and
(ii) such as do not materially interfere with the use of such properties as they have been used in the past and are proposed to be used in the future as described in the Prospectus.

          (y) Each of the Crown Entities carries, or is covered by, insurance in such amounts and covering such risks as is customarily obtained by businesses similarly situated.

          (z)  None of the Crown Entities is, or at the Closing Date will be,
(i) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" thereof, within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (ii) an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations thereunder.

          (aa) Except as described in the Prospectus, the Crown Entities possess, and operate in compliance in all material respects with, all certificates, authorizations or permits issued by the appropriate local, state, federal or foreign regulatory agencies or bodies necessary to conduct the business currently (or, as described or contemplated in the Prospectus, to be) operated by them, except for such certificates, authorizations or permits which, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the ability of the Crown Entities to conduct their businesses in all material respects as currently conducted and as contemplated by the Prospectus to be conducted; and, except as described in the Prospectus, none of the Crown Entities has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be expected to have a material adverse effect upon the ability of the Crown Entities to conduct their businesses in all material respects as currently conducted and as contemplated by the Prospectus to be conducted.

          (bb) None of the Crown Entities has violated any environmental safety or similar law or regulation applicable to its business relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), lacks any permits, licenses or other approvals required of them under applicable Environmental Laws to own, lease and operate their respective properties and to conduct their businesses in the manner described in the Prospectus, is violating any terms and conditions of any such permit, license or approval or has permitted to occur any event that allows, or after notice or lapse of time would allow, revocation or termination of any such permit, license or approval or results in any other impairment of their rights thereunder, which in each case might result, singly or in the aggregate, in a material adverse effect on the condition (financial or otherwise), results of operations or business of the Crown Entities, taken as a whole.

          (cc) None of the Crown Entities (i) has taken, and none of such persons shall take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Units to facilitate the sale or resale of the Common Units in violation of any law, rule or regulation or (ii) since the initial filing of the Registration Statement, except as contemplated by this Agreement, (A) has sold, bid for, purchased or paid anyone any compensation for soliciting purchases of the Common Units or (B) has paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Partnership, except for open market purchases of Common Units in connection with the exercise of options to purchase Common Units under the Partnership's 1994 Unit Option Plan.

          (dd) Immediately prior to the Closing Date, the Partnership will have good and valid title to the Units to be sold by the Partnership hereunder, free and clear of all liens, encumbrances, equities or claims (except as described in the Prospectus); and, upon delivery of such Units and payment therefor pursuant hereto, good and valid title to such Units, free and clear of all liens, encumbrances, equities or claims (except as described in the Prospectus), will pass to the Underwriters.

          (ee) The Common Units are listed on the New York Stock Exchange (the "NYSE") and the Units have been approved for listing on the NYSE, subject only to official notice of issuance.

          (ff) From September 30, 1998 through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Crown Entities have not
(i) issued or granted any securities, (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any material transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock or made any distributions on its units representing limited partner interests, as the case may be.

          (gg) Each of the Crown Entities (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements in conformity with generally accepted accounting principles and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accountability for its assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     4. AGREEMENTS OF THE PARTNERSHIP. Each of the Partnership and the General Partners covenant and agree with the Underwriters as follows:

          (a) The Partnership shall comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 424(b) not later than the Commission's close of business on the second Business Day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) of the Rules and Regulations. So long as a Prospectus is required to be delivered in connection with sales of the Units by the Underwriters or dealers, the Partnership shall advise the Underwriters, promptly after it receives notice thereof, of the time when any post-effective amendment to the Registration Statement becomes effective. The Partnership shall notify you promptly of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for additional information; the Partnership shall prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or the Prospectus which, in your opinion or our opinion, may be reasonably necessary or advisable in connection with the distribution of the Units; and the Partnership shall not file any amendment or supplement to the Registration Statement or the Prospectus or, so long as a Prospectus is required to be delivered in connection with sales of the Units by the Underwriters or a dealer, file any information, documents or reports pursuant to the Exchange Act without providing you with reasonable notice and opportunity to comment thereon as permitted by the circumstances. The Partnership shall advise you promptly of the issuance by the Commission or any State or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, suspending or preventing the use of the Prospectus or suspending the qualification of the Units for offering or sale in any jurisdiction, or of the institution of any proceedings for any such purpose; and the Partnership shall use its best efforts to prevent the issuance of any stop order or other such order and, should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof.

          (b) The Partnership shall furnish to the Underwriters and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith, and shall furnish to the Underwriters such number of conformed copies of the Registration Statement, as originally filed and each amendment thereto, the Prospectus and all amendments and supplements to any of such documents (including any document filed under the Exchange Act and deemed to be incorporated by reference in the Prospectus), in each case as soon as available and in such quantities as the Underwriters may from time to time reasonably request.

          (c) Within the time during which the Prospectus relating to the Units is required to be delivered under the Act, the Partnership shall comply with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as is necessary to permit the continuance of sales of or dealings in the Units as contemplated by the provisions hereof and by the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Prospectus or file any document to comply with the Act and the Exchange Act, the Partnership shall promptly notify you and shall amend the Registration Statement or supplement the Prospectus or file any document (at the expense of the Partnership) so as to correct such statement or omission or to effect such compliance.

          (d) The Partnership shall take or cause to be taken all necessary action and furnish to whomever you may direct such information as may be required in qualifying the Units for sale under the laws of such jurisdictions in the United States as you shall designate, and to continue such qualifications in effect for as long as may be necessary for the distribution of the Units; except that in no event shall the Partnership or the General Partners be obligated in connection therewith to qualify as a foreign limited partnership or as a foreign corporation, or to execute a general consent to service of process.

          (e) The Partnership shall make generally available to its security holders (and shall deliver to the Underwriters), in the manner contemplated by Rule 158(b) under the Act or otherwise, as soon as practicable but in any event not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the Effective Date occurs (or not later than 90 days after the end of such fiscal quarter if such fiscal quarter is the last fiscal quarter of the fiscal year), an earnings statement satisfying the requirements of
Section 11(a) of the Act and covering a period of at least 12 consecutive months beginning after the Effective Date.

          (f) The Partnership shall timely complete all required filings and otherwise fully comply in a timely manner with all provisions of the Exchange Act and the Exchange Act Rules and Regulations.

          (g) The Partnership and the General Partners shall not, directly or indirectly, sell, offer to sell, contract to sell, grant any option to sell or otherwise dispose of any Common Units or Subordinated Units, or any securities convertible into or exchangeable for, or any rights to purchase or acquire, Common Units or Subordinated Units (other than pursuant to the Partnership's 1994 Unit Option Plan), for a period of 60 days after the Effective Date without the prior written consent of the Underwriters; provided that the Partnership may issue Common Units under an effective shelf registration statement in connection with acquisitions.

          (h) The Partnership shall apply the net proceeds of the sale of the Units to be sold by it as set forth in the Prospectus. The Partnership shall take such steps as shall be necessary to ensure that none of the Crown Entities shall become an "investment company" within the meaning of such term under the Investment Company Act and the rules and regulations thereunder.

          (i) If this Agreement shall terminate or shall be terminated by the Partnership pursuant to any provisions hereof (other than pursuant to Section 8 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Crown Entities to comply with the terms or fulfill any of the conditions of this Agreement, the Partnership agrees to reimburse the Underwriters for all out-of-pocket expenses (including fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

          (j) The Partnership shall, on or prior to the Closing Date and the Option Closing Date, cause the Units to be purchased on such date by the Underwriters to be approved for listing on the NYSE, subject only to official notice of issuance, and shall take such action as shall be necessary to comply with the rules and regulations of the NYSE with respect to such Units.

          (k) During the period of five years from the Effective Date, the Partnership shall furnish to the Underwriters copies of all reports or other communications furnished to unitholders and copies of any reports or financial statements furnished to or filed with the Commission or the NYSE or any other national securities exchange on which any class of securities of the Partnership is listed.

     5. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. In addition to the execution and delivery of the Price Determination Agreement, the obligations of the Underwriters hereunder are subject to the accuracy, as of the date hereof and the Closing Date (as if made at such Closing Date), of the representations and warranties of the Crown Entities contained herein, to the performance by the Partnership and the General Partners of their respective obligations hereunder and to the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 4(a) hereof, the Registration Statement and all post-effective amendments to the Registration Statement shall have become effective, all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made and no such filings shall have been made without the consent of the Underwriters; no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto or suspending the qualification of the Units for offering or sale in any jurisdiction shall have been issued; no proceedings for the issuance of any such order shall have been initiated or, to the Partnership's knowledge, threatened; and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been disclosed to you and complied with to your reasonable satisfaction.

          (b) The Underwriters shall not have been advised by the Partnership or the General Partners or shall not have discovered and disclosed to the Partnership that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which in your opinion, or in the opinion of counsel to the Underwriters, is material, or omits to state a fact which, in your opinion, or in the opinion of counsel to the Underwriters, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (c) On or prior to each of the Closing Date and the Option Closing Date, you shall have received from Baker & Botts, L.L.P., counsel for the Underwriters, such opinion or opinions with respect to the validity of the Units and other related matters as you may reasonably request and such counsel shall have received such documents and information as they reasonably request to enable them to pass upon such matters.

          (d) On each of the Closing Date and the Option Closing Date, there shall have been furnished to you the opinion (addressed to the Underwriters) of Andrews & Kurth L.L.P., special counsel for the Partnership and the General Partners, dated such Closing Date, in form and substance satisfactory to the Underwriters, with respect to the matters set forth in Exhibit B to this Agreement.

          (e) On each of the Closing Date and the Option Closing Date, there shall have been furnished to you the opinion (addressed to the Underwriters) of Ball Janik LLP, counsel to the Partnership and the General Partners, dated such Closing Date, in form and substance satisfactory to the Underwriters, with respect to the matters set forth in Exhibit C hereto.

          (f) On each of the Closing Date and the Option Closing Date, there shall have been furnished to you a certificate, dated such Closing Date and addressed to you, signed on behalf of the Partnership by the President or the Secretary and General Counsel and the Chief Financial Officer or Treasurer of HS Corp., the general partner of the Managing General Partner, to the effect that
(i) the representations and warranties of the Partnership contained in this Agreement are true and correct, as if made at and as of such Closing Date, and the Partnership has complied with all the agreements and satisfied all the conditions on its part to be complied with or satisfied at or prior to such Closing Date; (ii) no stop order suspending the effectiveness of the Registration Statement has been issued, and, to the best of their knowledge, no proceeding for that purpose has been initiated or threatened; (iii) the signers of said certificate have carefully examined the Registration Statement and the Prospectus, and any amendments or supplements thereto, and such documents contain all statements and information required to be included therein, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) since the Effective Date there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not been so set forth; and (v) no event contemplated by subsection (h) of this Section 5 in respect of the Crown Entities shall have occurred.

          (g) On each of the Closing Date and the Option Closing Date, there shall have been furnished to you by each of the General Partners a certificate, dated such Closing Date and addressed to you, signed on behalf of the Special General Partner by the President or the Secretary and General Counsel and the Chief Financial Officer or Treasurer of the Special General Partner, and signed on behalf of the Managing General Partner by the President or the Secretary and General Counsel and the Chief Financial Officer or Treasurer of HS Corp., the general partner of the Managing General Partner, to the effect that
(i) the representations and warranties of such General Partner contained in this Agreement are true and correct, as if made at and as of such Closing Date, and such General Partner has complied with all the agreements and satisfied all the conditions on its part to be complied with or satisfied at or prior to the Closing Date and (ii) no event contemplated by subsection (h) of this Section 5 in respect of such General Partner has occurred.

          (h) Since the Effective Date, none of the Crown Entities shall have sustained any material loss or interference with its business by fire, flood, explosion, accident or other calamity, whether or not covered by insurance, or shall have become a party to or the subject of any litigation, court or governmental action, investigation, order or decree which is materially adverse to the Crown Entities as a whole; nor shall there have been a change in the partners' capital, capital stock, short-term debt or long-term debt of the Crown Entities, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, operations, business, prospects, management, capitalization, financial condition, results of operations or net worth of the Crown Entities, which loss, litigation, change or development, in your reasonable judgment, shall be so material and adverse as to render it impractical or inadvisable to proceed with the payment for and delivery of the Units on the terms and in the manner contemplated in the Prospectus.

          (i) On each of the Closing Date and the Option Closing Date you shall have received a letter from PricewaterhouseCoopers LLP, dated such Closing Date and addressed to you, confirming that they are independent certified public accountants within the meaning of the Act and the applicable published Rules and Regulations, and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus as of a date not more than five days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to you concurrently with the execution of this Agreement, and confirming the conclusions and findings set forth in such prior letter.

          (j) On or prior to the date hereof, the Partnership shall have furnished to you a letter substantially in the form of Exhibit D hereto from Roger Krage and Richard Keller.

          (k) You shall have been furnished by the Crown Entities such additional documents and certificates as you or counsel for the Underwriters may reasonably request.

          (l) The Units to be purchased on each of the Closing Date and the Option Closing Date by the Underwriters shall be approved for listing on the NYSE, subject only to official notice of issuance.

     Notwithstanding anything to the contrary provided in this Agreement, (a) if Fremont Euro-Summit Limited does not purchase the Fremont Units as set forth on Exhibit E hereto, the number of Firm Units that the Underwriters shall be obligated to purchase from the Partnership shall be reduced by ______ and all references to Firm Units in this Agreement shall refer to such lesser number of Common Units; and (b) if Peter W. Stott or an entity controlled by him does not purchase the Stott Units as set forth on Exhibit F hereto, the number of Firm Units that the Underwriters shall be obligated to purchase from the Partnership shall be reduced by ______ and all references to Firm Units in this Agreement shall refer to such lesser number of Common Units.

     All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and to counsel for the Underwriters. The Partnership shall furnish to you conformed copies of such opinions, certificates, letters and other documents in such number as you shall reasonably request. If any of the conditions specified in this Section 5 shall not have been fulfilled, when and as required by this Agreement, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, each Closing Date, by you. Any such cancellation shall be without liability of the Underwriters to the Crown Entities or any of their affiliates. Notice of such cancellation shall be given to the Partnership in writing, or by telegraph or telephone and confirmed in writing.

     6. INDEMNIFICATION. (a) The Crown Entities will, jointly and severally, indemnify and hold harmless the Underwriters, the directors, officers, employees and agents of the Underwriters and each person, if any, who controls the Underwriters within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which the Underwriters, or any such person, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus,
(ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading or (iii) any act or failure to act or any alleged act or failure to act by the Underwriters in connection with, or relating in any manner to, the Units or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, liability, expense or damage arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Crown Entities shall not be liable under this clause (iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, claim, liability, expense or damage resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Underwriters through its gross negligence or willful misconduct); provided that the Crown Entities will not be liable to the extent that such loss, claim, liability, expense or damage (A) arises from the sale of the Units in the public offering to any person by the Underwriters and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Underwriters furnished in writing to the Partnership by or on behalf of the Underwriters expressly for inclusion in the Registration Statement or the Prospectus or (B) results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, such prospectus, which untrue statement or omission was completely corrected in the Prospectus (as then amended or supplemented) if the Underwriters sold Units to the person alleging such loss, claim, liability, expense or damage without sending or giving, at or prior to the written confirmation of such sale, a copy of the Prospectus (as then amended or supplemented) if the Crown Entities had previously furnished copies thereof to the Underwriters within a reasonable amount of time prior to such sale or such confirmation, and the Underwriters failed to deliver the corrected Prospectus. This indemnity agreement will be in addition to any liability that the Crown Entities might otherwise have.

          (b) The Underwriters will indemnify and hold harmless the Crown Entities, each person, if any, who controls the Crown Entities within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of a General Partner and each officer of the Partnership or any General Partner who signed the Registration Statement to the same extent as the foregoing indemnity from the Crown Entities to the Underwriters, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Underwriters furnished in writing to the Partnership by or on behalf of the Underwriters expressly for use in the Registration Statement or the Prospectus. This indemnity will be in addition to any liability that the Underwriters might otherwise have.

          (c) Any party that proposes to assert the right to be indemnified under this Section 6 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party in writing of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. Each indemnified party, as a condition of the indemnity agreements contained in Sections 6(a) and 6(b) hereof, shall use its reasonable best efforts to cooperate with the indemnifying party in the defense of such action or claim. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party,
(2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties, which firm shall be designated in writing by such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 6 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding.

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the Crown Entities or the Underwriters, the Crown Entities and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Crown Entities from persons other than the Underwriters, such as persons who control the Crown Entities within the meaning of the Act, officers of the Crown Entities who signed the Registration Statement and directors of the General Partners, who also may be liable for contribution) to which the Crown Entities and the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Crown Entities on the one hand and the Underwriters on the other. The relative benefits received by the Crown Entities on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Partnership bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the

Prospectus Supplement. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Crown Entities, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Crown Entities or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Crown Entities and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this
Section 6(d) shall be deemed to include, for purpose of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), the Underwriters shall not be required to contribute any amount in excess of the underwriting discounts and commissions received by it and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Crown Entities who signed the Registration Statement will have the same rights to contribution as the Crown Entities, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 6(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(d). Except for a settlement entered into pursuant to the last sentence of Section 6(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

          (e)  The indemnity and contribution agreements contained in this
Section 6 and the representations and warranties of the Crown Entities contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters,
(ii) acceptance of the Units and payment therefor or (iii) any termination of this Agreement.

     7. TERMINATION. The obligations of the Underwriters under this Agreement may be terminated at any time on or prior to the Closing Date (or, with respect to the Option Units, on or prior to the Option Closing Date), without liability on the part of the Underwriters to the Crown Entities, if, prior to delivery and payment for the Firm Units (or the Option Units, as the case may

be), in the sole judgment of the Underwriters, (i) trading in any of the equity securities of the Partnership shall have been suspended by the Commission, the NASD or by the New York Stock Exchange, (ii) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or the NASD or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by either Federal or New York State authorities or (iv) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred the effect of any of which is such as to make it, in the sole judgment of the Underwriters, impracticable or inadvisable to market the Units on the terms and in the manner contemplated by the Prospectus.

     8. SUBSTITUTION OF UNDERWRITERS. If any one or more of the Underwriters shall fail or refuse to purchase any of the Firm Units which it or they have agreed to purchase hereunder, and the aggregate number of Firm Units which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Units, the other Underwriters shall be obligated, severally, to purchase the Firm Units which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the number of Firm Units which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Firm Units which all such non-defaulting Underwriters have so agreed to purchase; provided that in no event shall the maximum number of Firm Units which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 8 by more than one-ninth of the number of Firm Units agreed to be purchased by such Underwriter without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Units and the aggregate number of Firm Units which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the Firm Units and arrangements satisfactory to the Underwriters and the Partnership for the purchase of such Firm Units are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Partnership for the purchase or sale of any Units under this Agreement. In any such case, either the Underwriters or the Partnership shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     9. MISCELLANEOUS. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Crown Entities, at the office of Crown Pacific Partners, L.P., 121 S.W. Morrison Street, Suite 1500, Portland, Oregon 97204
Attention: President, or (b) if to the Underwriters, at the offices of

PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019,
Attention: Corporate Finance Department. Any such notice shall be effective only upon receipt. Any notice under Section 7 hereof may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

     This Agreement has been and is made solely for the benefit of the Underwriters, the Crown Entities and of the controlling persons, directors and officers referred to in Section 6, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Units from the Underwriters.

     All representations, warranties and agreements of the Crown Entities contained herein or in certificates or other instruments delivered pursuant hereto, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters or any of its controlling persons and shall survive delivery of and payment for the Units hereunder.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

     This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

     In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     This Agreement may not be amended or otherwise modified or any provision hereof waived except by an instrument in writing signed by the Crown Entities and the Underwriters.

     Please confirm that the foregoing correctly sets forth the agreement between the Crown Entities and the Underwriters.

                         Very truly yours,

                         CROWN PACIFIC PARTNERS, L.P.


                              By:  CROWN PACIFIC MANAGEMENT
                                     LIMITED PARTNERSHIP, its
                                     Managing General Partner

                              By:  HS CORP. OF OREGON, its
                                     General Partner


                              By:
                                    ---------------------------------
                              Name:
                                    ---------------------------------
                              Title:
                                    ---------------------------------



                         CROWN PACIFIC, LTD.


                              By:
                                    -----------------------------------------
                              Name:
                                    -----------------------------------------
                              Title:
                                    -----------------------------------------

                         CROWN PACIFIC MANAGEMENT LIMITED PARTNERSHIP


                              By:  HS CORP. OF OREGON, its
                                     General Partner


                              By:
                                    -----------------------------------------
                              Name:
                                    -----------------------------------------
                              Title:
                                    -----------------------------------------

                         CROWN PACIFIC LIMITED PARTNERSHIP

                              By:  CROWN PACIFIC MANAGEMENT
                                     LIMITED PARTNERSHIP, its
                                     General Partner


                              By:  HS CORP. OF OREGON, its
                                     General Partner


                              By:
                                    -----------------------------------------
                              Name:
                                    -----------------------------------------
                              Title:
                                    -----------------------------------------

Confirmed and accepted as of
the date first above-mentioned

PAINEWEBBER INCORPORATED
SALOMON SMITH BARNEY INC.

By:  PAINEWEBBER INCORPORATED
     Name:
           ---------------------
     Title:
           ---------------------

                                                                       EXHIBIT A


                             CROWN PACIFIC PARTNERS, L.P.

                            PRICE DETERMINATION AGREEMENT

December __, 1998


PaineWebber Incorporated
Salomon Smith Barney Inc.
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:

     Reference is made to the Underwriting Agreement, dated December __, 1998 (the "Underwriting Agreement"), among the Crown Entities, PaineWebber Incorporated and Salomon Smith Barney Inc. (the "Underwriters"). The Underwriting Agreement provides for the purchase by the Underwriters from Crown Pacific Partners, L.P. (the "Partnership"), subject to the terms and conditions set forth therein, of an aggregate of [2,250,000] Common Units representing limited partner interests in the Partnership (the "Firm Units"). This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement. Capitalized terms used herein but not defined shall have the meanings assigned to such terms in the Underwriting Agreement.

     Pursuant to Section 1 of the Underwriting Agreement, the undersigned agree as follows:

     The public offering price per Common Unit for the Firm Units shall be $______________.

     The purchase price per Common Unit for the Firm Units to be paid by the Underwriters shall be $_______________ representing an amount equal to the public offering price set forth above, less $___________ per Common Unit.

     The Crown Entities represent and warrant to the Underwriters that the representations and warranties of the Crown Entities set forth in Section 3 of the Underwriting Agreement are accurate, in all material respects, as though expressly made at and as of the date hereof.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

     If the foregoing is in accordance with your understanding of the agreement between the Crown Entities and the Underwriters, please sign and return to the Partnership a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement between the Crown Entities and the Underwriters in accordance with its terms and the terms of the Underwriting Agreement.

                         Very truly yours,

                         CROWN PACIFIC PARTNERS, L.P.


                              By:  CROWN PACIFIC MANAGEMENT
                                     LIMITED PARTNERSHIP, its
                                     Managing General Partner

                              By:  HS CORP. OF OREGON, its
                                     General Partner


                              By:
                                    -----------------------------------------
                              Name:
                                    -----------------------------------------
                              Title:
                                    -----------------------------------------

                         CROWN PACIFIC, LTD.


                              By:
                                    -----------------------------------------
                              Name:
                                    -----------------------------------------
                              Title:
                                    -----------------------------------------

                         CROWN PACIFIC MANAGEMENT LIMITED PARTNERSHIP


                              By:  HS CORP. OF OREGON, its
                                     General Partner


                              By:
                                    -----------------------------------------
                              Name:
                                    -----------------------------------------
                              Title:
                                    -----------------------------------------

                         CROWN PACIFIC LIMITED PARTNERSHIP

                              By:  CROWN PACIFIC MANAGEMENT
                                     LIMITED PARTNERSHIP, its
                                     General Partner


                              By:  HS CORP. OF OREGON, its
                                     General Partner


                              By:
                                    -----------------------------------------
                              Name:
                                    -----------------------------------------
                              Title:
                                    -----------------------------------------

Confirmed and accepted as of
the date first above-mentioned

PAINEWEBBER INCORPORATED
SALOMON SMITH BARNEY INC.

By:  PAINEWEBBER INCORPORATED
     Name:
           --------------------
     Title:
           --------------------

                                                                       EXHIBIT B

                          OPINION OF ANDREWS & KURTH L.L.P.


               (a) Each of the Partnership, the Operating Partnership and the Managing General Partner has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Act, with all necessary partnership power and authority to own or lease its properties and conduct its business, in each case in all material respects as described in the Prospectus.

               (b) The Managing General Partner and the Special General Partner are the sole general partners of the Partnership with 0.99% and 0.01%, respectively, general partner interests in the Partnership; such general partner interests are duly authorized by the Partnership Agreement and were validly issued to each General Partner; and, except as provided in the Purchase Rights Agreement, the Managing General Partner owns its general partner interest in the Partnership free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Oregon naming the Managing General Partner as a debtor is on file in the offices of the Secretary of State of the State of Oregon or (ii) otherwise known to us, without independent investigation, other than those created by or arising under the Delaware Act.

               (c) The Managing General Partner is the sole general partner of the Operating Partnership with a 1.0101% general partner interest in the Operating Partnership; such general partner interest is duly authorized by the Operating Partnership Agreement and was validly issued to the Managing General Partner; and the Managing General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims
(i) in respect of which a financing statement under the Uniform Commercial Code of the State of Oregon naming the Managing General Partner as a debtor is on file in the offices of the Secretary of State of the State of Oregon or
(ii) otherwise known to us, without independent investigation, other than those created by or arising under the Delaware Act.

               (d) At the Closing Date after giving effect to the issuance of the Firm Units, the capitalization of the Partnership will consist of ____________ Common Units and 5,773,088 Subordinated Units, representing a 99% limited partner interest in the Partnership, a 0.99% general partner interest held by the Managing General Partner and a 0.01% general partner interest held by the Special General Partner. All of the outstanding Subordinated Units and Common Units of the Partnership have been duly authorized by the Partnership Agreement, are validly issued and are fully paid and nonassessable (except as nonassessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement -- Limited Liability"). The _____________ Units to be issued and sold to the Underwriters by the Partnership hereunder and the limited partner interests represented thereby are duly authorized by the Partnership Agreement and, when issued and delivered against payment therefor as provided in the Underwriting

Agreement, will be validly issued, fully paid and nonassessable (except as such nonassessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement -- Limited Liability"). The Underwriters will acquire the Units to be issued and sold by the Partnership free and clear of any liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Oregon naming the Managing General Partner, the Partnership or the Operating Partnership is on file in the office of the Secretary of State of the State of Oregon or (ii) otherwise known to us, without independent investigation, except as created by this Agreement or by the Underwriters for any person who acquires an interest in the Units through the Underwriters or as provided by the Delaware Act.

               (e) The Partnership and CP Acquisition are the sole limited partners of the Operating Partnership, with limited partner interests of 98.1219% and 0.868%, respectively; such limited partner interest is duly authorized by the Operating Partnership Agreement, was validly issued in accordance with the Operating Partnership Agreement and is fully paid and nonassessable (except as such nonassessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement -- Limited Liability"); and the Partnership and CP Acquisition own such limited partner interests in the Operating Partnership free and clear of all liens, encumbrances, security interests, equities, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Oregon naming the Partnership as a debtor is on file in the offices of the Secretary of State of the State of Oregon or (ii) otherwise known to us, without independent investigation, other than those created by or arising under the Delaware Act.

               (f) Except as described in the Prospectus or pursuant to the Purchase Rights Agreement, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any limited partner interests in the Partnership or the Operating Partnership pursuant to either of the Partnership Agreements or, to our knowledge, any agreement or other instrument to which the Partnership or the Operating Partnership is a party or by which either of them may be bound. To our knowledge, except as described in the Prospectus, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any Units or other securities of the Partnership. The Common Units and the Subordinated Units and the Partnership Agreements conform in all material respects to the descriptions thereof contained in the Prospectus. To our knowledge, except as disclosed in the Prospectus, there are no outstanding options or warrants to purchase any Common Units or Subordinated Units. The Partnership has all requisite power and authority to issue, sell and deliver the Units to be sold by it, in accordance with and upon the terms and conditions set forth in this Agreement and in the Registration Statement and Prospectus. All action required to be taken by the Partnership for the authorization, issuance, sale and delivery of the Units to be sold by it has been validly taken.

               (g) This Agreement has been duly authorized, executed and delivered by the Partnership and the Operating Partnership.

               (h) The Partnership Agreement has been duly authorized, executed and delivered by the General Partners and is a valid and legally binding agreement of the General Partners, enforceable against the General Partners in accordance with its terms; the Operating Partnership Agreement has been duly authorized, executed and delivered by the parties thereto and is a valid and legally binding agreement of such parties, enforceable against such parties in accordance with its terms; PROVIDED THAT, with respect to each agreement described in this paragraph (h), the enforceability thereof may be limited by
(i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws relating to or affecting creditors' rights and remedies generally,
(ii) public policy, applicable law relating to fiduciary duties and the judicial imposition of an implied covenant of good faith and fair dealing and
(iii) general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (i) Neither the issuance and sale by the Partnership of the Units to be sold by it hereunder, nor the execution, delivery and performance of this Agreement by the Partnership or the Operating Partnership, as the case may be, nor the consummation of the transactions contemplated herein and therein at any Closing Date, will conflict with or result in any violation of the Partnership Agreement or the Operating Partnership Agreement, nor will such action result in any violation of any law, statute, rule, regulation or, to our knowledge, order of any court applicable to any of the Crown Entities or having jurisdiction over any of them or any of their properties or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Crown Entities. No permit, consent, approval, authorization or order under the Delaware Act or the Delaware General Corporation Law is required in connection with the consummation by the Crown Entities of the transactions contemplated hereby, except such as have been obtained.

               (j) None of the Crown Entities is (a) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" thereof, within the meaning of the Public Utility Holding Company Act of 1935, as amended, or
(b) an "investment company" within the meaning of the Investment Company Act of 1940, and the rules and regulations thereunder.

               (k) The Common Units are listed on the NYSE, and the Units have been approved for listing on the NYSE, subject only to official notice of issuance and evidence of satisfactory distribution.

               (l) The Registration Statement was declared effective under the Act on October 21, 1997; the Prospectus and Prospectus Supplement were filed with the Commission pursuant to subparagraph (2) of Rule 424(b) of the Rules and Regulations on December __, 1998; and to our knowledge no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission.

               (m) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Partnership prior to the date hereof (other than the financial statements and related schedules and other statistical data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations.

               (n) All summaries and descriptions of statutes, regulations and case law in the sections of the Prospectus captioned "Conflicts of Interest and Fiduciary Responsibility" and "The Partnership Agreement" are accurate in all material respects and fairly present in all material respects the information required to be shown. To our knowledge, the description of the investigation by the United States Fish and Wildlife Service in the section of the Form 10-K captioned "Business - Federal and State Regulation" is accurate in all respects and fairly presents in all material respects the information required to be shown. To our knowledge, there is no legal or governmental proceeding pending or threatened to which the Partnership or the Operating Partnership is a party or to which any of their respective properties is subject that is required to be disclosed in the Prospectus and is not so disclosed.

               (o) The statements contained in the Prospectus under the caption "Tax Considerations," insofar as they describe federal statutes, rules and regulations, constitute a fair summary thereof that is accurate in all material respects. The opinion of Andrews & Kurth L.L.P. filed as Exhibit 8.1 to the Registration Statement is confirmed and you may rely upon such opinion as if it were addressed to you.

          In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Crown Entities and the independent public accountants of the Crown Entities and your representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume responsibility for the accuracy, completeness or fairness of, any portion of the Registration Statement and the Prospectus, as amended or supplemented (except to the extent specified in such counsel's opinion), nothing has come to the attention of such counsel that cause such counsel to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Partnership prior to such Closing Date (other than (i) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the auditors' report thereon, (ii) the other historical, pro forma and projected financial information and the statistical and accounting information included or incorporated by reference therein and (iii) the exhibits thereto, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date and as of the Closing Date, the Prospectus or any further amendment or supplement thereto made by the Partnership prior to such Closing Date (other than (i) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the auditors' report thereon and
(ii) the other historical, pro forma and projected financial information and the statistical and accounting information included or incorporated by reference therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of the Partnership and the Operating Partnership and of officers and employees of the General Partners and upon information obtained from public officials, (ii) assume that the signatures on all documents examined by such counsel are genuine and (iii) state that they express no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership, the General Partners, the Partnership or the Operating Partnership may be subject, (iv) except to the extent provided in paragraphs (b), (c), (d) and (e) hereof, with respect to ownership of partnership interests, state that they express no opinion with respect to the title of any of the General Partners, the Partnership or the Operating Partnership to any real or personal property and that such counsel has not made any review of specific property or facilities or title files relating to any such properties, (v) state that their opinion is limited to federal laws, the Delaware Act and the Delaware General Corporation Law and (vi) state that, with respect to the factual matters on which its opinion in the second sentence of Paragraph (n) is based, such counsel has relied solely on the facts disclosed in the memorandum dated ________, 1998 to such counsel from Bogle & Gates, L.L.P. Such counsel may also provide that the foregoing opinions are subject to the effect of generally applicable rules of law that may, where less than all of a contract may be enforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange.

          In rendering such opinion, such counsel shall state that all references in their opinion to the Underwriting Agreement shall include the Price Determination Agreement.

                                                                       EXHIBIT C

                              OPINION OF BALL JANIK LLP


               (a) The Partnership is duly qualified or registered as a foreign limited partnership for the transaction of business under the laws of the States of Oregon and Idaho and to our knowledge, such jurisdictions are the only jurisdictions in which the character of the business conducted by the Partnership or the location of the properties owned or leased by it make such qualification or registration necessary (except where the failure to so qualify or register could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations or business of the Crown Entities, taken as a whole, or to subject the Partnership or the limited partners of the Partnership to any material liability or disability).

               (b) The Operating Partnership is duly qualified or registered as a foreign limited partnership for the transaction of business under the laws of the States of California, Colorado, Washington, Oregon, Montana, Utah, Idaho and Arizona and to our knowledge, such jurisdictions are the only jurisdictions in which the character of the business conducted by the Operating Partnership or the location of the properties owned or leased by it make such qualification or registration necessary (except where the failure to so qualify or register could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations or business of the Crown Entities, taken as a whole, or to subject the Operating Partnership or Partnership to any material liability or disability).

               (c) Each of the Special General Partner, HS Corp., CP Acquisition and CP Air has been duly incorporated and is validly existing in good standing as a corporation under the laws of the State of Oregon. Each of the Managing General Partner and the Special General Partner has all necessary partnership or corporate power and authority to own or lease its properties and conduct its business and to execute and deliver this Agreement and perform its obligations hereunder. The Managing General Partner is duly qualified or registered as a foreign limited partnership for the transaction of business under the laws of the States of California, Oregon, Utah, Washington, Montana and Idaho; the Special General Partner is duly qualified or registered as a foreign corporation for the transaction of business and is in good standing under the laws of the State of Idaho; and to our knowledge, such jurisdictions are the only jurisdictions in which the character of the business conducted by the General Partners or the location of the properties owned or leased by them make such qualification or registration necessary (except where the failure to so qualify or register could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations or business of the Crown Entities, taken as a whole, or to subject the Partnership or the limited partners of the Partnership to any material liability or disability).

               (d) Except as provided in the Purchase Rights Agreement, the Special General Partner owns its general partner interest in the Partnership free and clear of all liens, encumbrances, security interests, equities, charges or claims (other than those created by or arising under the Delaware Act) known to us without independent investigation other than a search for financing statements under the Uniform Commercial Code of the State of Oregon on file in the offices of the Secretary of State of the State of Oregon as of ___________, 1998, naming the Special General Partner as a debtor.

               (e) HS Corp. and Fremont Timber are the sole general partners of the Managing General Partner with 0.3% and 0.7% general partner interests, respectively; such general partner interests are duly authorized by the Second Amended and Restated Agreement of Limited Partnership of the Managing General Partner and were validly issued to each of HS Corp. and Fremont Timber; and, except as provided in the Purchase Rights Agreement, HS Corp. owns its general partner interest in the Managing General Partner free and clear of all liens, encumbrances, security interests, equities, charges or claims (other than those created by or arising under the Delaware Act) known to us without independent investigation other than a search for financing statements under the Uniform Commercial Code of the State of Oregon on file in the offices of the Secretary of State of the State of Oregon as of _____________, 1998, naming HS Corp. as a debtor.

               (f) Fremont Timber, Stott and Krage are the sole limited partners of the Managing General Partner, with 73.9%, 23.2% and 1.9% limited partner interests, respectively; such limited partner interests are duly authorized by the Second Amended and Restated Agreement of Limited Partnership of the Managing General Partner, were validly issued in accordance therewith and are fully paid; and, except as provided in the Purchase Rights Agreement, Stott and Krage own their respective limited partner interests in the Managing General Partner free and clear of all liens, encumbrances, security interests, equities, charges or claims (other than those created by or arising under the Delaware
Act) known to us without independent investigation other than searches for financing statements under the Uniform Commercial Code of the State of Oregon on file in the offices of the Secretary of State of the State of Oregon as of ____________, 1998, naming either of Stott or Krage as a debtor.

               (g) Except as provided in the Purchase Rights Agreement, all of the outstanding capital stock of HS Corp. is owned by Stott and Krage free and clear of all liens, encumbrances, security interests, equities, charges or claims known to us without independent investigation other than searches for financing statements under the Uniform Commercial Code of the State of Oregon on file in the offices of the Secretary of State of the State of Oregon as of ___________, 1998, naming either of Stott or Krage as a debtor. All of the outstanding capital stock of the Special General Partner is owned by Fremont, Stott and Krage, is duly authorized and validly issued and is fully paid and nonassessable. Except as provided in the Purchase Rights Agreement, all of the outstanding capital stock of the Special General Partner owned by Stott and Krage is owned by them free and clear of all liens, encumbrances, security interests, equities, charges or claims known to us without independent investigation other than searches for financing statements under the Uniform Commercial Code of the State of Oregon on file in the offices of the Secretary of State of the State of Oregon as of ___________, 1998, naming either of Stott or Krage as a debtor.

               (h) All of the outstanding capital stock of CP Acquisition is duly authorized, validly issued, fully paid and nonassessable and is owned by CP Air free and clear of all liens, encumbrances, security interests, equities, charges or claims known to us without independent investigation other than a search for financing statements under the Uniform Commercial Code of the State of Oregon on file in the offices of the Secretary of State of the State of Oregon as of _____________, 1998, naming CP Air as a debtor. All of the outstanding capital stock of CP Air is duly authorized, validly issued, fully paid and nonassessable and is owned by the Partnership free and clear of all liens, encumbrances, security interests, equities, charges or claims known to us without independent investigation other than a search for financing statements under the Uniform Commercial Code of the State of Oregon on file in the offices of the Secretary of State of the State of Oregon as of ______________, 1998, naming the Partnership as a debtor.

               (i) Except as described in the Prospectus or pursuant to the Purchase Rights Agreement, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restrictions upon the voting or transfer of, any limited partner interests or shares in any of the Crown Entities pursuant to either of the Partnership Agreements, any articles or certificates of incorporation or other governing documents or, to our knowledge, any agreement or other instrument to which any of the Crown Entities is a party or by which any of them may be bound. To our knowledge, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any Units or other securities of the Partnership. To our knowledge, except as disclosed in the Prospectus, there are no outstanding options or warrants to purchase any Common Units or Subordinated Units.

               (j) This Agreement has been duly authorized, executed and delivered by each of the General Partners.

               (k) Neither the issuance and sale by the Partnership of the Units to be sold by it hereunder nor the execution, delivery and performance of this Agreement by the Crown Entities which are parties thereto, nor the consummation of the transactions contemplated herein, will conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (or an event which, with notice or lapse of time or both, would constitute such a default), any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to us to which any of the Crown Entities is a party or by which any of them is bound or to which any of the property or assets of any of them is subject, nor will such action result in any violation of the provisions of the certificate of incorporation, bylaws, agreement of limited partnership (excluding the Partnership Agreements), or other governing documents of any of the Crown Entities or any law, statute, rule, regulation or, to our knowledge, order of any court applicable to any of the Crown Entities or having jurisdiction over any of them or any of their properties or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Crown Entities. Other than (i) permits, consents, approvals and similar authorizations required under the Act and the securities or "Blue Sky" laws of certain jurisdictions, (ii) such permits, consents, approvals and authorizations which have been obtained and (iii) as set forth or contemplated in the Prospectus, no permit, consent, approval, authorization or order of any court, governmental agency or body of the State of Oregon or the United States is required in connection with the consummation by the Crown Entities of the transactions contemplated hereby.

               (l)  To our knowledge, none of the Crown Entities is in
(i) breach or violation of the provisions of its agreement of limited partnership, charter or bylaws or (ii) default (and no event has occurred which, with notice or lapse of time or both, would constitute such a default) in the due performance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, which default could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations or business of the Crown Entities, taken as a whole.

               (m) To our knowledge, other than as set forth in the Prospectus, there are no legal or governmental proceedings pending or threatened to which any of the Crown Entities is a party or of which any of their respective properties is the subject which, if determined adversely to such person,
(i) would individually or in the aggregate reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations or business of the Crown Entities, taken as a whole, or (ii) would impair or call into question the validity of this Agreement, the performance by any of the Crown Entities of their obligations under this Agreement or the transactions contemplated hereby.

               (n) Except as described in the Prospectus, to our knowledge, the Crown Entities possess all certificates, authorizations or permits issued by the appropriate local, state or federal regulatory agencies or bodies necessary to conduct the businesses currently (or, as described or contemplated in the Prospectus, to be) operated by them, except for such certificates, authorizations or permits which, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the condition (financial or otherwise), results of operations or business of the Crown Entities, taken as a whole; and, to our knowledge, none of the Crown Entities has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a material adverse effect upon the condition (financial or otherwise), results of operations or business of the Crown Entities, taken as a whole.

               (o) All summaries and descriptions of statutes and regulations pertaining to log export restrictions, endangered species protection and environmental protection and of governmental proceedings pertaining to the Crown Entities' sourcing areas in the section of the Prospectus captioned "Risk Factors -- Risks Inherent in the Partnership's Business," and in the section of the Form 10-K captioned "Business -- Federal and State Regulation" are accurate in all material respects and fairly present in all material respects the information required to be shown. To our knowledge, there is no legal or governmental proceeding pending or threatened to which any of the Crown Entities is a party or to which any of their respective properties is subject that is required to be disclosed in the Prospectus and is not so disclosed. To our knowledge, there are no contracts or other documents that are required to be summarized or described in the Prospectus or filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that have not been summarized or described in the Prospectus or filed as exhibits to the Registration Statement.

          In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Crown Entities and the independent public accountants of the Crown Entities and your representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume responsibility for the accuracy, completeness or fairness of, any portion of the Registration Statement and the Prospectus, as amended or supplemented (except to the extent specified in such counsel's opinion), nothing has come to the attention of such counsel that causes such counsel to believe that as of its effective date, the Registration Statement or any further amendment thereto made by the Partnership prior to each Closing Date (other than (i) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the auditors' report thereon, (ii) the other historical, pro forma and projected financial information and the statistical and accounting information included or incorporated by reference therein and (iii) the exhibits thereto, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date and as of each Closing Date, the Prospectus or any further amendment or supplement thereto made by the Partnership prior to such Closing Date (other than (i) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the auditors' report thereon and
(ii) the other historical, pro forma and projected financial information and the statistical and accounting information included or incorporated by reference therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of the Crown Entities and of officers and employees of the General Partners and upon information obtained from public officials, (ii) rely with respect to due qualification and good standing in states other than Oregon on certificates of public officials of such states,
(iii) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine, (iv) state that their opinion is limited to federal laws (excluding, with respect to the opinions contained in paragraphs (a) - (n) the federal securities laws), and the laws of the State of Oregon, (v) rely wholly upon (without independent investigation), and solely with respect to any matters covered by, the opinion of Saltman & Stevens addressed to the Underwriters and such counsel with respect to the opinion contained in paragraph (o) hereof relating to summaries and descriptions of statutes and regulations pertaining to log export restrictions and governmental proceedings pertaining to the Crown Entities' sourcing areas, and (vi) state that any opinion which is given "to their knowledge" is based solely upon matters actually known to attorneys of their firm who are or have been regularly engaged in representation of the Crown Entities and their predecessors and affiliates.

          In rendering such opinion, such counsel shall state that all references in their opinion to the Underwriting Agreement shall include the Price Determination Agreement.

                                                                       EXHIBIT D


                         [Letterhead of officer or director]

                             Crown Pacific Partners, L.P.
                           PUBLIC OFFERING OF COMMON UNITS


                                                               December __, 1998

PaineWebber Incorporated
Salomon Smith Barney Inc.
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York  10019

Dear Sirs:

          This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") among Crown Pacific Partners, L.P., a Delaware limited partnership (the "Partnership"), Crown Pacific, Ltd., Crown Pacific Management Limited Partnership, Crown Pacific Limited Partnership and you (the "Underwriters"), relating to an underwritten public offering of common units representing limited partner interests (the "Common Units"), of the Partnership.

          In consideration for the Underwriters entering into the Underwriting Agreement, the undersigned hereby agrees that the undersigned will not, for a period of 60 days after the date of the Prospectus (as defined in the Underwriting Agreement), without the prior written consent of the Underwriters, offer to sell, sell, contract to sell, grant any option to sell, or otherwise dispose of, any Common Units or Subordinated Units.

          If for any reason the Underwriting Agreement is terminated before the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                              Yours very truly,

                              [Signature of officer or director]

                              [Name and address of officer or director]

                                                                       EXHIBIT E



PaineWebber Incorporated
Salomon Smith Barney Inc.
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

Dear Sirs:

     This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") among Crown Pacific Partners, L.P., a Delaware limited partnership (the "Partnership"), Crown Pacific, Ltd., Crown Pacific Management Limited Partnership, Crown Pacific Limited Partnership, PaineWebber Incorporated and Salomon Smith Barney Inc. (collectively with PaineWebber Incorporated, the "Underwriters"), relating to an underwritten public offering (the "Offering") of common units representing limited partner interests (the "Common Units"), of the Partnership.

     Simultaneously with the closing of the Offering, the Underwriters agree, severally, to sell to Fremont Euro-Summit Limited, and Fremont Euro-Summit Limited agrees to purchase from the Underwriters, at a price of $ ___ per Unit (which is the purchase price per Common Unit paid by the Underwriters to the Partnership in the Offering), ________ Common Units (the "Fremont Units").

     In consideration for the Underwriters entering into the Underwriting Agreement, the undersigned hereby agrees that the undersigned will not, for a period of 60 days after the date of the Prospectus (as defined in the Underwriting Agreement), without the prior written consent of the Underwriters, offer to sell, sell, contract to sell, grant any option to sell, or otherwise dispose of, the Fremont Units, except to affiliates (as defined in Rule 405 of the Act); provided that such affiliate agrees to execute a similar letter. Fremont Euro-Summit Limited represents and warrants that it is purchasing the Fremont Units for investment purposes only and has no present intention to resell the Fremont Units.

                              Yours very truly,

                              FREMONT EURO-SUMMIT LIMITED


                              By:
                              Name:
                              Title:

                              PAINEWEBBER INCORPORATED
                              SALOMON SMITH BARNEY INC.


                              By:  PAINEWEBBER INCORPORATED
                              Name:
                              Title:

                                                                       EXHIBIT F



PaineWebber Incorporated
Salomon Smith Barney Inc.
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

Dear Sirs:

     This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") among Crown Pacific Partners, L.P., a Delaware limited partnership (the "Partnership"), Crown Pacific, Ltd., Crown Pacific Management Limited Partnership, Crown Pacific Limited Partnership, PaineWebber Incorporated and Salomon Smith Barney Inc. (collectively with PaineWebber Incorporated, the "Underwriters"), relating to an underwritten public offering (the "Offering") of common units representing limited partner interests (the "Common Units"), of the Partnership.

     Simultaneously with the closing of the Offering, the Underwriters agree, severally, to sell to Peter W. Stott or an entity wholly owned by him, and Peter W. Stott agrees to purchase from the Underwriters, at a price of $ ___ per Unit (which is the purchase price per Common Unit paid by the Underwriters to the Partnership in the Offering), ________ Common Units (the "Stott Units").

     In consideration for the Underwriters entering into the Underwriting Agreement, the undersigned hereby agrees that the undersigned will not, for a period of 60 days after the date of the Prospectus (as defined in the Underwriting Agreement), without the prior written consent of the Underwriters, offer to sell, sell, contract to sell, grant any option to sell, or otherwise dispose of, any Common Units (including the Stott Units) or Subordinated Units, except to affiliates (as defined in Rule 405 of the Act); provided that such affiliate agrees to execute a similar letter. Mr. Stott represents and warrants that he is purchasing the Stott Units for investment purposes only and has no present intention to resell the Stott Units.

                              Yours very truly,

                              PETER W. STOTT



                              ------------------------------------------------

                              PAINEWEBBER INCORPORATED
                              SALOMON SMITH BARNEY INC.


                              By:  PAINEWEBBER INCORPORATED
                              Name:
                              Title: